Fees Summary	Jul. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,392,959.40
Previously Paid Amount	0.00
Total Fee Amount	192.37
Total Offset Amount	0.00
Net Fee	$ 192.37